LOCORR FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-Q

EXHIBIT 32.01

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of LoCorr Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-Q for the quarter ended June 30, 2026 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Kevin M. Kinzie, President and Chief Executive Officer of Steben & Company, LLC, the General Partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	August 13, 2026

By:	/s/ Kevin M. Kinzie
Kevin M. Kinzie
President, Chief Executive Officer and Director of the General Partner